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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or incorporated by reference in this this Registration Statement on Form S-3.

                                          /s/ Arthur Andersen



March 23, 2000
Hamilton, Bermuda